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                    [LETTERHEAD OF DECHERT PRICE & RHOADS]



                                          October 14, 1997

Pilgrim America Bank & Thrift Fund, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004

         Re: Registration under the Securities Act of 1933, as amended and the Investment Companv Act of 1940 as amended


Ladies and Gentlemen:

         In connection with the registration under the Securities Act of 1933, as amended, of an indefinite number of shares of common stock to be issued by Pilgrim America Bank and Thrift Fund, Inc. (the "Company"), and the registration of the Company as an open end management investment company under the Investment Company Act of 1940, as amended, we have examined such matters as we have deemed necessary to give this opinion.

         On the basis of the foregoing, it is our opinion that the shares have been duly authorized and, when paid for as contemplated by the Company's Registration Statement, will be validly issued, fully paid, and non-assessable.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to our firm therein.

                                          Very truly yours,

                                          /s/ Dechert, Price & Rhoads